                                                                    EXHIBIT 32.2

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Alexander's, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2004                     /s/ Joseph Macnow
                                  -------------------------------------------
                                  Name: Joseph Macnow
                                  Title: Executive Vice President and Chief
                                         Financial Officer